UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): December 5, 2007


                               CORNERSTONE BANCORP

Incorporated under the     Commission File No. 333-79543     I.R.S. Employer
laws of South Carolina                                      Identification No.
                                                              57-1077978

                              1670 East Main Street
                          Easley, South Carolina 29640

                                 (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On December 5, 2007, the Company entered into Amended Change of Control Agreements and amendments to the Endorsement Method Split Dollar Plans between the Company and each of J. Rodger Anthony, Jennifer M. Champagne and Ben L. Garvin. The amendments were adopted in connection with I.R.C. Section 409A and related federal regulations. Such amendments included revisions to definitions and revisions to the Change of Control Agreements to cause payments thereunder to be made upon the occurrence of a change of control regardless of whether the executive's employment is terminated.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.                Description

99.1 Amended Change of Control Agreement, dated as of December 5, 2007, between the Company and J. Rodger Anthony
99.2 Amended Change of Control Agreement, dated as of December 5, 2007, between the Company and Jennifer M. Champagne
99.3 Amended Change of Control Agreement, dated as of December 5, 2007, between the Company and Ben L. Garvin
99.4 Form of Amendment to Endorsement Method Split Dollar Plan, dated as of December 5, 2007, between the Company's subsidiary, Cornerstone National Bank, and each of J. Rodger Anthony, Jennifer M. Champagne and Ben L. Garvin





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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CORNERSTONE BANCORP
                                  (Registrant)



Date: December 5, 2007            By: s/J. Rodger Anthony
                                      ------------------------------------------
                                      J. Rodger Anthony
                                      Chief Executive Officer




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                                  EXHIBIT INDEX

99.1 Amended Change of Control Agreement, dated as of December 5, 2007, between the Company and J. Rodger Anthony

99.2 Amended Change of Control Agreement, dated as of December 5, 2007, between the Company and Jennifer M. Champagne

99.3 Amended Change of Control Agreement, dated as of December 5, 2007, between the Company and Ben L. Garvin

99.4 Form of Amendment to Endorsement Method Split Dollar Plan, dated as of December 5, 2007, between the Company's subsidiary, Cornerstone National Bank, and each of J. Rodger Anthony, Jennifer M. Champagne and Ben L. Garvin